UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2016
PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Anderson Hill Road, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Annual Meeting of Shareholders of PepsiCo, Inc. (“PepsiCo”) held on May 4, 2016, PepsiCo’s shareholders approved an amendment and restatement of the PepsiCo, Inc. 2007 Long-Term Incentive Plan, renamed the PepsiCo, Inc. Long-Term Incentive Plan (the “Plan”). The Compensation Committee and Board of Directors of PepsiCo previously approved the Plan, subject to shareholder approval. The amended Plan extends the term of the Plan until May 4, 2026 and imposes limits on awards that may be granted to non-employee directors in a single calendar year.
The Plan is described in Proxy Item No. 4 in PepsiCo’s proxy statement for the 2016 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 18, 2016 (“2016 Proxy Statement”). The descriptions of the Plan contained herein and in the 2016 Proxy Statement are qualified in their entirety by reference to the full text of the Plan, a copy of which was filed as Exhibit B to the 2016 Proxy Statement and is incorporated by reference herein.
Item 5.07. Submission of Matters to a Vote of Security Holders.
PepsiCo held its Annual Meeting of Shareholders on May 4, 2016. For more information on the following proposals, see the 2016 Proxy Statement. Below are the final voting results.
(1) The following 14 persons were elected to serve as directors of PepsiCo:

Nominee	For	Against	Abstain	Broker Non-Votes
Shona L. Brown	1,013,636,234	8,087,340	2,703,856	223,336,601
George W. Buckley	1,015,740,451	6,319,726	2,367,253	223,336,601
Cesar Conde	1,016,715,806	5,318,019	2,393,605	223,336,601
Ian M. Cook	1,017,665,842	3,991,848	2,769,740	223,336,601
Dina Dublon	1,011,504,882	10,575,993	2,346,555	223,336,601
Rona A. Fairhead	1,017,317,418	4,756,015	2,353,997	223,336,601
Richard W. Fisher	1,017,849,451	4,163,139	2,414,840	223,336,601
William R. Johnson	1,017,373,302	4,452,539	2,601,589	223,336,601
Indra K. Nooyi	978,144,431	37,416,396	8,866,603	223,336,601
David C. Page, MD	1,014,180,602	7,410,824	2,836,004	223,336,601
Robert C. Pohlad	1,015,555,259	6,465,705	2,406,466	223,336,601
Lloyd G. Trotter	1,012,107,949	9,517,664	2,801,817	223,336,601
Daniel Vasella, MD	996,647,194	24,782,294	2,997,942	223,336,601
Alberto Weisser	1,017,212,253	4,212,827	3,002,350	223,336,601
(2) The shareholders ratified the appointment of KPMG LLP as the independent registered public accounting firm for PepsiCo for fiscal year 2016:

For	1,230,922,718
Against	13,744,227
Abstain	3,097,086
(3) The shareholders approved, on an advisory basis, PepsiCo’s executive compensation:

For	962,897,346
Against	54,489,710
Abstain	7,040,374
Broker Non-Votes	223,336,601

(4) The shareholders approved the renewal and amendment of the PepsiCo, Inc. Long-Term Incentive Plan:

For	950,942,569
Against	65,605,672
Abstain	7,879,189
Broker Non-Votes	223,336,601
(5) The shareholder proposal regarding the establishment of a Board committee on sustainability was defeated:

For	62,143,323
Against	898,666,359
Abstain	63,617,748
Broker Non-Votes	223,336,601
(6) The shareholder proposal regarding a report on neonics was defeated:

For	84,589,843
Against	867,628,328
Abstain	72,209,259
Broker Non-Votes	223,336,601
(7) The shareholder proposal regarding the Holy Land Principles was defeated:

For	37,094,558
Against	915,305,612
Abstain	72,027,260
Broker Non-Votes	223,336,601
(8) The shareholder proposal regarding quantitative renewable energy targets was defeated:

For	79,101,772
Against	896,279,054
Abstain	49,046,604
Broker Non-Votes	223,336,601
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1
PepsiCo, Inc. Long-Term Incentive Plan (as amended and restated May 4, 2016), which is incorporated herein by reference to Exhibit B to PepsiCo’s Proxy Statement for its 2016 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 18, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiCo, Inc.

Date: May 9, 2016	By:	/s/ Cynthia Nastanski
Name: Cynthia Nastanski
Title: Senior Vice President, Corporate Law and Deputy Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
10.1
PepsiCo, Inc. Long-Term Incentive Plan (as amended and restated May 4, 2016), which is incorporated herein by reference to Exhibit B to PepsiCo’s Proxy Statement for its 2016 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 18, 2016.